UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 1, 2020
PBF ENERGY INC.
PBF ENERGY COMPANY LLC
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-206728-02	61-1622166
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.   Completion of Acquisition or Disposition of Assets

On June 11, 2019, PBF Holding Company LLC ("PBF Holding"), a subsidiary of PBF Energy Inc. ("PBF Energy" and collectively with its consolidated subsidiaries including PBF Holding, the "Company"), entered into a definitive Sale and Purchase Agreement (the “Sale and Purchase Agreement”) with Equilon Enterprises LLC d/b/a Shell Oil Products US ("Seller"), to purchase the Martinez refinery, and related logistics assets (collectively, the "Martinez Acquisition"). The obligations of PBF Holding under the Sale and Purchase Agreement have been guaranteed by PBF Energy.

The acquisition contemplated by the Sale and Purchase Agreement closed on February 1, 2020. The Martinez refinery is located on an 860-acre site in the City of Martinez, 30 miles northeast of San Francisco, California. The refinery is a high-conversion 157,000 barrel per day, dual-coking facility with a Nelson Complexity Index of 16.1, making it one of the most complex refineries in the United States. The facility is strategically positioned in Northern California and provides for operating and commercial synergies with PBF Holding’s Torrance refinery located in Southern California. The Martinez Acquisition increased the Company's total throughput capacity to more than 1,000,000 barrels per day. In addition to refining assets, the Martinez Acquisition included a number of high-quality onsite logistics assets including a deep-water marine facility, product distribution terminals and refinery crude and product storage facilities with approximately 8.8 million barrels of shell capacity.

In connection with the closing, the parties entered into Amendment No. 1 to the Sale and Purchase Agreement (“Amendment No. 1”), which among other things, decreased the purchase price to $960 million. In addition to the purchase price, PBF Holding paid approximately $230 million for estimated hydrocarbon inventory, which is subject to final valuation. The Company financed the transaction with a combination of cash, including proceeds from its subsidiaries' $1 billion private debt offering in January of 2020, and borrowings under its existing revolving credit facility. The foregoing description is summary in nature and is qualified in its entirety by reference to Amendment No. 1, a copy of which is attached hereto as Exhibit 2.2, and incorporated herein by reference. The Sale and Purchase Agreement is incorporated by reference as Exhibit 2.1 hereto.

Item 7.01.   Regulation FD Disclosure

On February 1, 2020, the Company issued a press release announcing the closing of the Martinez Acquisition. The press release related to this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Forward-Looking Statements

Statements contained in the exhibit to this report relating to future plans, results, performance, expectations, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, the Company’s expectations with respect to the acquisition; the Company’s post-acquisition plans, objectives, expectations and intentions with respect to future earnings and operations. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the Company's control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks described above, and the risks disclosed in the Company's filings with the SEC. All forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01.   Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired
Financial Statements required by this item will be filed by amendment to this report no later than 71 calendar days after the date this Current Report must be filed.

(b) Pro Forma Financial Information
Pro Forma Financial Information required by this item will be filed by amendment to this report no later than 71 calendar days after the date this Current Report must be filed.

(d) Exhibits

Exhibit No.	Description

2.1
Sale and Purchase Agreement dated June 11, 2019 by and between PBF Holding Company LLC and Equilon Enterprises LLC d/b/a Shell Oil Products US. (incorporated by reference herein to Exhibit 2.1 to the Company's Current Report on Form 8-K filed on June 11, 2019 (File No. 001-35764)) *

2.2	Amendment No. 1 dated February 1, 2020 to Sale and Purchase Agreement dated June 11, 2019 by and between PBF Holding Company LLC and Equilon Enterprises LLC d/b/a Shell Oil Products US.*
99.1	Press Release, dated February 1, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL).
*
Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:	February 5, 2020	PBF Energy Inc.
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel

Date:	February 5, 2020	PBF Energy Company LLC
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel

Date:	February 5, 2020	PBF Holding Company LLC
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel